Exhibit 10.1

AMENDMENT TO SPONSOR SUPPORT AGREEMENT

This AMENDMENT TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of November 8, 2024, by and among INTEGRATED RAIL AND RESOURCES ACQUISITION CORP., a Delaware corporation (“SPAC”), UINTA INTEGRATED INFRASTRUCTURE INC., a Delaware corporation (“Holdings”), and DHIP NATURAL RESOURCES INVESTMENTS, LLC, a Delaware limited liability company (“Sponsor” and, collectively with SPAC and Holdings, the “Parties” and each a “Party”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Sponsor Support Agreement (as hereinafter defined).

WHEREAS, the Parties entered into that certain Sponsor Support Agreement, dated as of August 12, 2024 (as amended and modified from time to time, the “Sponsor Support Agreement”), and desire to amend the Sponsor Support Agreement as set forth below; and

WHEREAS, the Parties intend to replace Holdings with Uinta Infrastructure Group Corp., a Delaware corporation.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Amendment to and Waiver of Sponsor Support Agreement Terms.

1.1 Definitions. Each of the Parties hereby agrees that the definition of “Holdings” shall be replaced mutatis mutandis throughout the Sponsor Support Agreement with “Uinta Infrastructure Group Corp., a Delaware corporation”.

2. Miscellaneous.

2.1 No Further Amendment. Except as expressly waived, modified, and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Sponsor Support Agreement are and shall continue to be in full force and effect in accordance with their respective terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Sponsor Support Agreement or any of the documents referred to therein. This Amendment shall form an integral and inseparable part of the Sponsor Support Agreement, and the Sponsor Support Agreement and this Amendment shall be read and construed together as one agreement and supersedes all prior agreements, arrangements, contracts, discussions, negotiations, undertakings and understanding, whether written or oral, among the Parties with respect to the matters specified herein. From and after the date of this Amendment, each reference in the Sponsor Support Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the Sponsor Support Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Amendment or as otherwise expressly provided) will be deemed to mean the Sponsor Support Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced (it being understood that all references to “the date hereof” or “the date of this Agreement” shall continue to refer to August 12, 2024).

2.2 Other Terms. The provisions of Sections 6.3 and 6.4 of the Sponsor Support Agreement shall apply mutatis mutandis to this Amendment, and to the Sponsor Support Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISTION CORP.

By:	/s/ Mark A. Michel
Name:	Mark A. Michel
Title:	Chief Executive Officer

UINTA INTEGRATED INFRASTRUCTURE INC.

By:	/s/ Mark A. Michel
Name:	Mark A. Michel
Title:	Director

DHIP NATURAL RESOURCES INVESTMENTS, LLC

By:	/s/ Mark A. Michel
Name:	Mark A. Michel
Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Support Agreement]

ACKNOWLEDGED AND AGREED:

UINTA INFRASTRUCTURE GROUP CORP.

By:	/s/ Mark A. Michel
Name:	Mark A. Michel
Title:	Chief Executive Officer

[Signature Page to Amendment Sponsor Support Agreement]